UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2003

Commerce Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri (State of Incorporation)	0-2989 (Commission File Number)	43-0889454 (IRS Employer Identification No.)

1000 Walnut,
Kansas City, MO (Address of principal executive offices)		64106 (Zip Code)

(816) 234-2000 (Registrant’s telephone number, including area code)

INDEX TO EXHIBITS
EX-99.1 Press Release

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Commerce Bancshares, Inc. under the Securities Act of 1933, as amended.

Item 7.    Financial Statements and Exhibits

(c) Exhibits.

This exhibit is furnished pursuant to Item 9 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

Exhibit
Number	Description

99.1	Press release dated July 25, 2003

Item 9.    Regulation FD Disclosure

A copy of the press release issued July 25, 2003, by the Registrant announcing an increase in the third quarter 2003 cash dividend is furnished as Exhibit 99.1.

All information included in this Current Report on Form 8-K is available on the Company’s Internet site at http://www.commercebank.com/ir.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.

By: \s\ Jeffery D. Aberdeen
Jeffery D. Aberdeen
Controller
(Chief Accounting Officer)

Date: July 25, 2003

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press release dated July 25, 2003